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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File No. 333-04489, 33-93788, 333-14749 and 333-61797)
and on Form S-3 (File No. 333-45929) of Sola International Inc. of our report dated June 13, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP

San Jose, California
June 13, 2003